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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 28, 2001




                                MGI PHARMA, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Minnesota                   0-10736                   41-1364647
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)



          6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On March 1, 2001, MGI PHARMA, Inc. (the "Company") announced that it had entered into a Flexible Underwritten Equity faciLity (FUEL(TM)) arrangement with Ramius Securities, LLC ("Ramius Securities"). Under the terms of an underwriting agreement, Ramius Securities is obligated to sell, on a best-efforts basis and at the Company's election from time to time, an aggregate of up to $100 million of the Company's common stock over a two-year period. Sales under the facility are expected to be made using shares from the Company's shelf registration statement on Form S-3, previously filed with the Securities and Exchange Commission. The Company intends to use net proceeds from any sale of common stock to fund research and development, product commercialization, potential product acquisitions, product development opportunities, working capital and other general corporate purposes.

         Under the terms of a related stand-by purchase agreement with Ramius Capital Group, LLC ("Ramius Capital"), if Ramius Securities fails to sell the requisite amount of shares during any given selling period pursuant to the terms of the underwriting agreement, Ramius Capital is obligated to purchase the remaining shares in accordance with the terms of the stand-by purchase agreement.

         The underwriting agreement and the stand-by purchase agreement are attached as Exhibits 1.1 and 10.1 to this report and are incorporated herein by reference. This summary of the provisions of the agreements is not complete and is qualified in its entirety by reference to the agreements. The press release dated March 1, 2001 announcing the facility is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

1.1 Common Stock Underwriting Agreement, dated as of February 28, 2001, between Ramius Securities, LLC and the Company.

10.1 Stand-By Purchase Agreement, dated as of February 28, 2001, between Ramius Capital Group, LLC and the Company.

99.1     Press Release dated March 1, 2001.

                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


March 1, 2001                                MGI PHARMA, INC.



                                             By:  /s/ William C. Brown
                                                  -----------------------------
                                                  William C. Brown
                                                  Chief Financial Officer

                                      -3-
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                                  EXHIBIT INDEX



1.1 Common Stock Underwriting Agreement, dated as of February 28, 2001, between Ramius Securities, LLC and the Company.

10.1 Stand-By Purchase Agreement, dated as of February 28, 2001, between Ramius Capital Group, LLC and the Company.

99.1     Press Release dated March 1, 2001.